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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2006

                            PER-SE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                      000-19480                       58-1651222
(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
 Incorporation)

          1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia 30004
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 237-4300
              (Registrant's Telephone Number, including Area Code)

                                     N/A
         ______________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2006 Long-Term Incentive Plan

     On May 25, 2006, the stockholders of Per-Se Technologies, Inc. (the
"Company") approved the Per-Se Technologies, Inc. 2006 Long-Term Incentive Plan
(the "2006 LTIP"). A total of 1,500,000 shares of the Company's common stock are reserved and available for issuance pursuant to awards granted under the 2006
LTIP. A description of the material terms of the 2006 LTIP was included in the Company's definitive proxy statement filed with the Securities and Exchange
Commission on April 19, 2006. A copy of the 2006 LTIP and forms of award agreements for grants of restricted stock units and performance-based restricted stock units under the 2006 LTIP are filed as exhibits to this Form 8-K.

Non-Employee Director Compensation

     On May 25, 2006, the Board of Directors of the Company approved revisions to the cash compensation portion of the Company's Non-Employee Director
Compensation Plan, a copy of which is filed as Exhibit 99.4 to this Form 8-K.
The principal changes are to increase the annual retainer for Board membership to $50,000, provide for additional annual retainers for committee chairs and committee members, and eliminate all fees for meeting attendance. The equity compensation portion of the plan is unchanged. A description of the material terms of the revised plan is set forth below.

     Cash Compensation. The Company's non-employee directors will receive the following annual cash retainers for serving as members of the Board of Directors and for serving as a chair or member of committees of the Board of
Directors:

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
Board Member:                    $50,000.00

Lead Independent Director:       $35,000.00

Audit Committee Chair:           $15,000.00
Audit Committee Member:          $ 5,000.00

Compensation Committee Chair:    $10,000.00
Compensation Committee Member:   $ 4,000.00

Compliance Committee Chair:      $ 5,000.00
Compliance Committee Member:     $ 2,500.00

Governance Committee Chair:      $ 5,000.00
Governance Committee Member:     $ 2,500.00

     Equity Compensation. The Company's non-employee directors receive an initial grant of 10,000 stock options upon initial election or appointment to the Board and an annual grant of 10,000 stock options pursuant to the Amended and Restated Non-Employee Director Stock Option Plan.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1   Per-Se Technologies, Inc. 2006 Long-Term Incentive Plan

     99.2 Form of Restricted Stock Unit Agreement under the Per-Se Technologies, Inc. 2006 Long-Term Incentive Plan

     99.3 Form of Performance-Based Restricted Stock Unit Agreement under the Per-Se Technologies, Inc. 2006 Long-Term Incentive Plan

     99.4   Per-Se Technologies, Inc. Non-Employee Director Compensation Plan


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PER-SE TECHNOLOGIES, INC.

                                        /s/ Paul J. Quiner
                                        ----------------------------------------
                                        Name: Paul J. Quiner
                                        Title: Senior Vice President, General
                                               Counsel and Secretary

Date: June 1, 2006


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